Exhibit 99

   Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002
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     The  undersigned  hereby  certify that, to the best of his knowledge, based upon  his  review  of  the Quarterly Report on Form 10-QSB for the quarter ended
September  30,  2002,  of  I-Sites,  Inc.  (the  "Report"),  that:

(i)     the  Report  fully  complies  with  the requirements of Section 13(a) or
Section  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

(ii) the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Registrant as of and for the periods presented in the Report.



          /s/   Brian  Cohen                                   .
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     Brian  Cohen,  President  and  Treasurer
     (Principal  Executive  Officer  and  Chief
Date:   December  9,  2002         Financial  Officer)